UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 24, 2015

WESCO International, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-14989 (Commission File Number)	25-1723342 (IRS Employer Identification No.)

225 West Station Square Drive Suite 700 Pittsburgh, Pennsylvania (Address of principal executive offices)		15219 (Zip Code)
(412) 454-2200
(Registrant's telephone number, including area code)
Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
Amended and Restated Credit Agreement
On September 24, 2015, WESCO International, Inc. (the “Company”), WESCO Distribution, Inc. (“WESCO Distribution”) and certain other subsidiaries of the Company entered into a US$600 million revolving credit facility (the “Revolving Credit Facility”), which contains a letter of credit sub-facility of up to US$125 million, pursuant to the terms and conditions of a Second Amended and Restated Credit Agreement, dated as of September 24, 2015 (the “Credit Agreement”) among WESCO Distribution, the other U.S. borrowers party thereto (collectively, the “U.S. Borrowers”), WESCO Distribution Canada LP (“WESCO Canada”), the other Canadian borrowers party thereto (collectively, the “Canadian Borrowers”), the Company, the joint bookrunners and joint lead arrangers party thereto, the lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian Administrative Agent. The Revolving Credit Facility contains an accordion feature allowing WESCO Distribution to request increases to the borrowing commitments under the Revolving Credit Facility of up to US$200 million in the aggregate, subject to customary conditions. The Revolving Credit Facility replaces WESCO Distribution’s existing revolving credit facility entered into on December 12, 2012.
The Revolving Credit Facility matures in September 2020 and is collateralized by (i) substantially all assets of WESCO Distribution and its subsidiaries which are party to the Credit Agreement, other than, among other things, real property and accounts receivable sold or intended to be sold pursuant to WESCO Distribution’s accounts receivable securitization facility (the “Receivables Facility”), and (ii) substantially all assets of WESCO Canada and the other Canadian Borrowers, other than, among other things, real property, in each case, subject to customary exceptions and limitations. The obligations of WESCO Distribution and the other U.S. Borrowers under the Revolving Credit Facility have been guaranteed by the Company and certain of WESCO Distribution’s subsidiaries. The obligations of WESCO Canada and the other Canadian Borrowers under the Revolving Credit Facility have been guaranteed by certain subsidiaries of WESCO Canada and the other Canadian Borrowers. The applicable interest rate for borrowings under the Revolving Credit Facility includes interest rate spreads based on available borrowing capacity that range between 1.25% and 1.75% for LIBOR-based borrowings and 0.25% and 0.75% for prime rate-based borrowings.
The Credit Agreement requires compliance with conditions precedent that must be satisfied prior to any borrowing as well as ongoing compliance with certain customary affirmative and negative covenants. The Credit Agreement contains customary events of default. In addition, the Company will be subject to a limit on the ratio of the amount of the Company’s consolidated EBITDA to the Company’s fixed charges if certain excess availability thresholds are not satisfied or certain events of default exist. Upon the occurrence and during the continuance of an event of default, the commitments of the lenders may be terminated, and all outstanding obligations of the loan parties under the Revolving Credit Facility may be declared immediately due and payable.
Certain of the agents and the lenders under the Credit Agreement have in the past provided, are currently providing and may in the future provide advisory and lending services to, or engage in transactions with, the Company and its subsidiaries or affiliates (including through certain subsidiaries or affiliates of such agents and lenders). The agents and the lenders have received, and may in the future receive, customary compensation from the Company and its subsidiaries or affiliates for such services and in respect of such transactions.
The foregoing is a summary of the material terms and conditions of the Credit Agreement and not a complete discussion of the document. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the Credit Agreement attached to this Current Report on Form 8-K as Exhibit 10.1, which is incorporated herein by reference.
Amended and Restated Accounts Receivable Securitization Facility
On September 24, 2015, WESCO Distribution amended and restated its Receivables Facility pursuant to the terms and conditions of a Fourth Amended and Restated Receivables Purchase Agreement, dated as of September 24, 2015 (the “Receivables Purchase Agreement”), by and among WESCO Receivables Corp. (“WESCO Receivables”), WESCO Distribution, the various purchaser groups from time to time party thereto and PNC Bank, National Association, as Administrator. The Receivables Purchase Agreement amends and restates the receivables purchase agreement entered into on April 13, 2009 (the “Existing Receivables Purchase Agreement”).
The Receivables Purchase Agreement increases the purchase limit under the Existing Receivables Purchase Agreement from $500 million to $550 million, with the opportunity to exercise an accordion feature which permits increases in the purchase limit of up to $100 million, extends the term of the Receivables Facility to September 24, 2018 and adds and amends certain defined terms. The interest rate spread and commitment fee of the Receivables Facility remains 0.95% and 0.45%, respectively.

Certain of the purchasers under the Receivables Purchase Agreement have in the past provided, are currently providing and may in the future provide advisory and lending services to, or engage in transactions with, the Company and its subsidiaries or affiliates (including through certain subsidiaries or affiliates of such agents and lenders). The purchasers have received, and may in the future receive, customary compensation from the Company and its subsidiaries or affiliates for such services and in respect of such transactions.
The foregoing is a summary of the material terms and conditions of the Receivables Purchase Agreement and not a complete discussion of the document. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the Receivables Purchase Agreement attached to this Current Report on Form 8-K as Exhibit 10.2, which is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The disclosures set forth above under Item 1.01 are hereby incorporated by reference into this Item 2.03.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit 10.1
Second Amended and Restated Credit Agreement, dated as of September 24, 2015 among WESCO Distribution, Inc., the other U.S. Borrowers party thereto, WESCO Distribution Canada LP, the other Canadian Borrowers party thereto, WESCO International, Inc., the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian Administrative Agent

Exhibit 10.2
Fourth Amended and Restated Receivables Purchase Agreement, dated as of September 24, 2015, by and among WESCO Receivables Corp., WESCO Distribution, Inc., the various Purchaser Groups from time to time party thereto and PNC Bank, National Association, as Administrator.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESCO International, Inc.
(Registrant)

September 28, 2015	By:	/s/ Kenneth S. Parks
(Date)		Kenneth S. Parks
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit 10.1
Second Amended and Restated Credit Agreement, dated as of September 24, 2015 among WESCO Distribution, Inc., the other U.S. Borrowers party thereto, WESCO Distribution Canada LP, the other Canadian Borrowers party thereto, WESCO International, Inc., the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian Administrative Agent

Exhibit 10.2
Fourth Amended and Restated Receivables Purchase Agreement, dated as of September 24, 2015, by and among WESCO Receivables Corp., WESCO Distribution, Inc., the various Purchaser Groups from time to time party thereto and PNC Bank, National Association, as Administrator.